SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-LILLIAN VERNON CORP.

                    GAMCO INVESTORS, INC.
                                12/23/02            3,000-            4.0143
                                12/20/02            5,000-            3.7660
                                12/19/02            4,000-            3.7188
                                12/16/02              500-            4.0400
                                12/06/02            5,500             4.5000
                                12/06/02            1,000-            4.0300
                                12/05/02            4,000-            4.1250
                                12/05/02            2,000-            4.0625
                                12/04/02              700-            4.2500
                                11/26/02           38,000-             *DO
                                11/26/02            4,200-            4.3357
                                11/11/02              500-            4.8000
                                11/11/02              500             4.7800
                                10/30/02            2,000-            4.7000
                                10/30/02            4,000-            4.5713
                     GABELLI FUNDS, LLC.
                         GABELLI ASSET FUND
                                12/04/02              400-            4.2100
                                12/03/02              800-            4.3600


          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.

          (*) RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.